Execution

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of September 18, 2013 (this "Second Amendment"), is entered into by and among SPECIAL VALUE CONTINUATION PARTNERS, LP, a Delaware limited partnership (the "Borrower"), WELLS FARGO SECURITIES, LLC (f/k/a WACHOVIA CAPITAL MARKETS, LLC), as administrative agent and arranger for the Lenders (in such capacity, the "Administrative Agent"), and various financial institutions set forth on the signature pages hereto, as Lenders under the Credit Agreement (together, the “Lenders”).

WITNESSETH:

WHEREAS, the Borrower, various financial institutions, as Lenders, the Administrative Agent and the Arranger have entered into the Credit Agreement, dated as of July 31, 2006, as amended by that certain First Amendment to Credit Agreement dated as of February 28, 2011 and that certain letter agreement by and among the Borrower, the Administrative Agent, and the Lenders dated March 29, 2011 (as so amended, the "Credit Agreement");

WHEREAS, the Borrower desires to amend certain provisions of the Credit Agreement in accordance with the provisions of Section 9.12 thereof in order to (1) extend the Scheduled Commitment Termination Date for the Loans and Commitments of the Extending Lenders to July 31, 2016; (2) increase the Applicable Margin on the Loans to 2.50% for periods beginning after July 31, 2014; (3) provide that the aggregate amount of Applicable Margin and fees payable on the Loans on and after July 31, 2013 shall be not less than certain agreed upon minimums; and (4) provide that on July 31, 2014, Nieuw Amsterdam Receivables Corporation shall be deemed a Withdrawing Lender under Section 2.3 of the Credit Agreement, which shall assign its rights and obligations (including its Commitment, as extended hereby) to Wells Fargo Bank, N.A. pursuant to Section 2.3.4 of the Credit Agreement and Nieuw Amsterdam Receivables Corporation shall cease to be a Lender hereunder; and

WHEREAS, the Lenders (as determined in accordance with the Credit Agreement) have consented to this Second Amendment, as indicated on the signature pages hereto; and

WHEREAS, the Rating Agency Condition has been satisfied;

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION 1

AMENDMENTS TO THE CREDIT AGREEMENT

1.1.	Definition of Applicable Margin

The definition of Applicable Margin is hereby amended to read in its entirety as follows:

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“Applicable Margin" means: (a) for periods ending on or before July 31, 2014, with respect to any LIBOR Loan, any Cost of Funds Rate Loan, and any Swing Line Loan, 0.44% per annum; provided, that following the occurrence and during the continuance of any Default, the Applicable Margin for any such LIBOR Loan, Cost of Funds Rate Loan or Swingline Loan during such period, shall be 3.00% per annum; and (b) for periods beginning after July 31,2014, with respect to any LIBOR Loan, any Cost of Funds Rate Loan, and any Swing Line Loan, 2.50% per annum; provided, that following the occurrence and during the continuance of any Default, the Applicable Margin for any such LIBOR Loan, Cost of Funds Rate Loan or Swingline Loan during such period, shall be 4.50% per annum.”

1.2.	Definition of Scheduled Commitment Termination Date.

The definition of “Scheduled Commitment Termination Date” is hereby amended to read in its entirety as follows:

"’Scheduled Commitment Termination Date’ means July 31, 2016.”

1.3.	Definitions of Extending Lender and Second Amendment Effective Date

Annex X to the Credit Agreement is hereby amended by adding the following definitions thereto, which shall be inserted in proper alphabetical order:

“’Extending Lender” means each of Wells Fargo Bank, N.A. and Versailles Assets, LLC.”

“’Second Amendment Effective Date’ means the date on which that certain Second Amendment to Credit Agreement dated as of September 18, 2013, which amends this Agreement, (the “Second Amendment”), becomes effective in accordance with Section 2.5 thereof.”

1.4.	Amendment to Section 2.3

Section 2.3 to the Credit Agreement is hereby amended by adding the following Section 2.3.6 thereto at the end thereof:

“Section 2.3.6 Withdrawal of Nieuw Amsterdam Receivables Corporation on July 31. 2014. Notwithstanding anything to the contrary contained in this Section 2.3, (w) on July 31, 2014, the Commitment Termination Date shall be extended to July 31, 2016; (x) Nieuw Amsterdam Receivables Corporation shall be deemed a Withdrawing Lender as of such date; (y) Nieuw Amsterdam Receivables Corporation shall be obliged, pursuant to Section 2.3.4, to assign all of its rights and obligations (including its Commitment, as extended hereunder) hereunder to Wells Fargo Bank, N.A. and Wells Fargo Bank, N.A. hereby agrees to assume such rights and obligations (including its Commitment, as extended hereunder), pursuant to Section 2.3.4; and (z) Nieuw Amsterdam Receivables Corporation shall thereupon cease to be a Lender hereunder. Nieuw Amsterdam Receivables Corporation and Wells Fargo Bank, N.A. agree to execute an Assignment Agreement to effectuate this assignment not later than July 15, 2014.”

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1.5.	Amendment to Article III

Article III to the Credit Agreement is hereby amended by adding the following Section 3.9 thereto at the end thereof:

“Section 3.9 Minimum Applicable Margin and Fee Payments

The Borrower agrees to cause the aggregate amount of (x) interest on the Loans consisting of Applicable Margin, (y) commitment fees paid or payable under Section 2.4.1, and (z) a portion of fees paid on the Second Amendment Effective Date equal to 0.50% of the aggregate Revolving Commitments of the Extending Lenders (collectively, the “Aggregate Lender Income”), in each case paid or accrued during each period to be not less than the amount set forth opposite such period on Exhibit A to the Second Amendment.

SECTION 2

MISCELLANEOUS

2.1 Consent Fee. On the date that this Second Amendment shall become effective, the Borrower shall pay a consent fee to each of the Extending Lenders in the amount set forth on Exhibit “A” to the Second Amendment.

2.2 Credit Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, all of the terms and conditions of the Credit Agreement shall remain in full force and effect. This Second Amendment shall not constitute a novation of the Credit Agreement, but shall constitute an amendment of specific provisions thereof.

2.3 Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2.4 Counterparts. This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

2.5 Effectiveness. This Second Amendment shall become effective on the date that (i) the Rating Agency Condition has been satisfied and (ii) the Borrower, the Administrative Agent and the Extending Lenders shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Administrative Agent or, in the case of the Extending Lenders, shall have given to the Administrative Agent telephonic (confirmed in writing), written telex or facsimile transmission notice (actually received) that the same has been signed and mailed to it.

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2.6 Representations and Warranties. The Borrower hereby represents and warrants that (i) the Borrower has the authority to execute and deliver this Second Amendment and that this Second Amendment shall constitute a valid and enforceable obligation against it, (ii) the financial statements most recently furnished by or on behalf of the Borrower to each Lender, and the Administrative Agent for the purpose of or in connection with the Credit Agreement or any transaction contemplated thereby have been prepared in accordance with GAAP consistently applied, and present fairly the consolidated and consolidating financial condition of the Borrower as of the date thereof for the periods then ended, subject, in the case of quarterly financial statements, to normal year-end audit adjustments, purchase accounting adjustments and such other exceptions specifically noted in the notes thereto, (iii) no Default or Event of Default has occurred or is continuing and (iv) all representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof.

[Signatures begin on the next page.]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

SPECIAL VALUE CONTINUATION PARTNERS, LP

By:	SVOF/MM, LLC
Its:	General Partner

By:
Name:
Title:

WELLS FARGO SECURITIES, LLC
(f/k/a Wachovia Capital Markets, LLC), as Administrative Agent

By:
Name:
Title:

WELLS FARGO BANK, N.A.

By:
Name:
Title:

VERSAILLES ASSETS LLC

By:
Name:
Title:

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